UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): MARCH 9, 2005



                       MEDIACOM COMMUNICATIONS CORPORATION
             (Exact name of Registrant as specified in its charter)


        DELAWARE                        0-29227                  06-1566067
(State of incorporation)        (Commission File No.)           (IRS Employer
                                                             Identification No.)

                              100 CRYSTAL RUN ROAD
                           MIDDLETOWN, NEW YORK 10941
                    (Address of principal executive offices)


                  Registrant's telephone number: (845) 695-2600


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     As of March 9, 2005, Rocco B. Commisso, Chairman and Chief Executive Officer of Mediacom Communications Corporation (the "Registrant"), was awarded for his services to the Registrant in 2004 (i) a bonus in the amount of $400,000 and (ii) options to purchase 300,000 shares of Class A common stock under the Registrant's 2003 Incentive Plan. The options have an exercise price of $6.29 per share, are subject to vesting in three equal installments commencing on March 9, 2006 and expire on March 9, 2011.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 14, 2005


                                          MEDIACOM COMMUNICATIONS CORPORATION



                                          By: /s/ Mark E. Stephan
                                              -------------------------------
                                               Mark E. Stephan
                                               Executive Vice President,
                                               Chief Financial Officer and
                                               Treasurer